UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2004

LASALLE HOTEL PROPERTIES

(Exact name of registrant as specified in its charter)

Maryland	1-14045	36-4219376
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane

Suite M25

Bethesda, Maryland 20814

(Address of principal executive offices)

Registrant’s telephone number, including area code: (301) 941-1500

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7.	FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

The following exhibit is included with this Report:

Exhibit 99.1     Press release dated April 21, 2004 issued by LaSalle Hotel Properties.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 21, 2004, LaSalle Hotel Properties issued a press release announcing its results for the quarter ended March 31, 2004 and its outlook for the remainder of 2004. A copy of the press release is filed as exhibit 99.1 to this report and is incorporated by reference herein.

The information contained in this Form 8-K is furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release 33-8216. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE HOTEL PROPERTIES

Dated: April 21, 2004	BY:	/s/ HANS WEGER

Hans Weger Executive Vice President, Treasurer and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated April 21, 2004 issued by LaSalle Hotel Properties.

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